EXHIBIT 21.1

CNL Healthcare Properties, Inc.

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed, unless otherwise noted.

1.	CHP Albuquerque NM Owner, LLC
2.	CHP Albuquerque NM Tenant Corp. (d/b/a Palmilla Senior Living) in New Mexico
3.	CHP Albuquerque NM Land Owner, LLC
4.	CHP Anderson IN Senior Living Owner, LLC
5.	CHP Auburn WA Owner, LLC
6.	CHP Auburn WA Tenant Corp. (d/b/a Prestige Senior Living Auburn Meadows) in Washington
7.	CHP Austin TX Holding GP, LLC
8.	CHP Austin TX Holding, LP
9.	CHP Austin TX Owner GP, LLC
10.	CHP Austin TX Senior Living Owner, LP
11.	CHP Austin TX Tenant Corp. (d/b/a The Pavilion at Great Hills) in Texas
12.	CHP Batesville Healthcare Owner, LLC
13.	CHP Beaumont TX Surgical Owner, LLC
14.	CHP Beaverton OR Owner, LLC
15.	CHP Beaverton OR Tenant Corp. (d/b/a Prestige Senior Living Beaverton Hills) in Oregon
16.	CHP Bend-High Desert OR Owner, LLC
17.	CHP Bend-High Desert OR Tenant Corp. (d/b/a Prestige Senior Living High Desert) in Oregon
18.	CHP Billings MT Owner, LLC
19.	CHP Billings MT Tenant Corp. (d/b/a MorningStar of Billings) in Montana
20.	CHP Boise ID Owner, LLC
21.	CHP Boise ID Tenant Corp. (d/b/a MorningStar of Boise) in Idaho
22.	CHP Broadway Healthcare Owner, LLC
23.	CHP Cascadia Partners I, LLC
24.	CHP Collierville TN Owner, LLC
25.	CHP Collierville TN Tenant Corp. (d/b/a Hearthside Senior Living of Collierville) in Tennessee
26.	CHP Columbia SC Owner, LLC
27.	CHP Corvallis-West Hills OR Owner, LLC
28.	CHP Corvallis-West Hills OR Tenant Corp. (d/b/a Prestige Senior Living West Hills) in Oregon
29.	CHP Duluth GA Senior Living Owner, LLC
30.	CHP Duluth GA Tenant, LLC
31.	CHP GP, LLC
32.	CHP Grand Junction CO Senior Living, LLC

33.	CHP Grayson GA Owner, LLC
34.	CHP Grayson GA Tenant Corp.
35.	CHP Greenville SC Owner, LLC
36.	CHP Greenville SC Tenant Corp.
37.	CHP Gresham-Huntington Terrace OR Owner, LLC
38.	CHP Gresham-Huntington Terrace OR Tenant Corp. (d/b/a Prestige Senior Living Huntington Terrace) in Oregon
39.	CHP Gulf Breeze FL Senior Living Owner, LLC
40.	CHP Gulf Breeze FL Tenant Corp. (d/b/a The Beacon at Gulf Breeze) in Florida
41.	CHP Hospital Holding, LLC
42.	CHP Hurst TX Surgical Owner, LLC
43.	CHP Idaho Falls ID Owner, LLC
44.	CHP Idaho Falls ID Tenant Corp. (d/b/a MorningStar of Idaho Falls) in Idaho
45.	CHP IP Holding Company
46.	CHP Isle at Cedar Ridge TX Owner, LLC
47.	CHP Isle at Cedar Ridge TX Tenant Corp. (d/b/a Isle at Cedar Ridge) in Texas
48.	CHP Isle at Watercrest-Bryan TX Owner, LLC
49.	CHP Isle at Watercrest-Bryan TX Tenant Corp. (d/b/a Isle at Watercrest-Bryan and Watercrest at Bryan) in Texas
50.	CHP Isle at Watercrest-Mansfield TX Owner, LLC
51.	CHP Isle at Watercrest-Mansfield TX Tenant Corp. (d/b/a Isle at Watercrest-Mansfield) in Texas
52.	CHP Jasper AL Owner, LLC
53.	CHP Jasper AL Tenant Corp. (d/b/a Harborchase of Jasper) - (Florida)
54.	CHP Jonesboro Healthcare Owner, LLC
55.	CHP JV SL Development Holding, LLC
56.	CHP Katy TX Member, LLC
57.	CHP Lake Zurich IL Owner, LLC
58.	CHP Lake Zurich IL Tenant Corp. (d/b/a Cedar Lake Assisted Living & Memory Care) in Illinois
59.	CHP Lancaster OH Senior Living Owner, LLC
60.	CHP Layton UT Owner, LLC
61.	CHP Layton UT Tenant Corp. (d/b/a Fairfield Village of Layton and Fairfield Village Rehabilitation) in Utah
62.	CHP Leawood KS MOB Owner, LLC
63.	CHP Legacy Ranch TX Owner, LLC
64.	CHP Legacy Ranch TX Tenant Corp. (d/b/a Legacy Ranch) in Texas
65.	CHP Longview-Monticello Park WA Owner, LLC

66.	CHP Longview-Monticello Park WA Tenant Corp. (d/b/a Prestige Senior Living Monticello Park) in Washington
67.	CHP Magnolia Healthcare Owner, LLC
68.	CHP Maplewood MN Owner, LLC
69.	CHP Maplewood MN Tenant Corp. (d/b/a The Shores of Lake Phalen) in Minnesota and Florida
70.	CHP Marietta GA Senior Living Owner, LLC
71.	CHP Marietta GA Tenant, LLC
72.	CHP Meadows Place TX Holding GP, LLC
73.	CHP Meadows Place TX Holding, LP
74.	CHP Meadows Place TX Owner GP, LLC
75.	CHP Meadows Place TX Senior Living Owner, LP
76.	CHP Meadows Place TX Tenant Corp. (d/b/a The Hampton at Meadows Place) in Texas
77.	CHP Medford-Arbor Place OR Owner, LLC
78.	CHP Medford-Arbor Place OR Tenant Corp. (d/b/a Prestige Senior Living Arbor Place Memory Care and Prestige Senior Living Arbor Place) in Oregon
79.	CHP Mine Creek Healthcare Owner, LLC
80.	CHP MOB Holding, LLC
81.	CHP NNN Development Holding, LLC
82.	CHP O'Fallon MO Owner, LLC
83.	CHP O'Fallon MO Tenant Corp. (d/b/a Park Place II) in Missouri
84.	CHP Panama City FL Owner, LLC
85.	CHP Panama City FL Tenant Corp.
86.	CHP Park at Plainfield IL Owner, LLC
87.	CHP Park at Plainfield IL Tenant Corp. (d/b/a HarborChase of Plainfield) in Illinois
88.	CHP Partners, LP
89.	CHP Raider Ranch TX Owner, LLC
90.	CHP Raider Ranch TX Tenant Corp. (d/b/a The Isle at Raider Ranch) in Texas
91.	CHP Salem-Orchard Heights OR Owner, LLC
92.	CHP Salem-Orchard Heights OR Tenant Corp. (d/b/a Prestige Senior Living Orchard Heights Memory Care and Prestige Senior Living Orchard Heights) in Oregon
93.	CHP Salem-Southern Hills OR Owner, LLC
94.	CHP Salem-Southern Hills OR Tenant Corp. (d/b/a Prestige Senior Living Southern Hills) in Oregon
95.	CHP Senior Living Net Lease Holding, LLC
96.	CHP Shorewood WI Owner, LLC
97.	CHP Shorewood WI Tenant Corp.
98.	CHP SL Development Holding, LLC
99.	CHP SL Owner Holding I, LLC

100.	CHP SL Owner Holding II, LLC
101.	CHP South Bay Partners I, LLC
102.	CHP Sparks NV Owner, LLC
103.	CHP Sparks NV Tenant Corp. (Morningstar of Sparks) in Nevada
104.	CHP Springs TX Owner, LLC
105.	CHP Springs TX Tenant Corp. (d/b/a The Springs) in Texas
106.	CHP Tega Cay SC Owner, LLC
107.	CHP Tillamook-Five Rivers OR Owner, LLC
108.	CHP Tillamook-Five Rivers OR Tenant Corp. (d/b/a Prestige Senior Living Five Rivers) in Oregon
109.	CHP Town Village OK Owner, LLC
110.	CHP Town Village OK Tenant Corp.
111.	CHP TRS Development Holding, LLC
112.	CHP TRS Holding, Inc.
113.	CHP Tualatin-Riverwood OR Owner, LLC
114.	CHP Tualatin-Riverwood OR Tenant Corp. (d/b/a Prestige Senior Living Riverwood) in Oregon
115.	CHP Vancouver-Bridgewood WA Owner, LLC
116.	CHP Vancouver-Bridgewood WA Tenant Corp. (d/b/a Prestige Senior Living Bridgewood) in Washington
117.	CHP Watercrest at Katy TX Owner, LLC (d/b/a Watercrest at Katy) in Texas
118.	CHP Watercrest at Katy TX TRS Corp.
119.	CHP Watercrest at Mansfield Holding, LLC
120.	CHP Watercrest at Mansfield TX Owner, LLC (d/b/a Watercrest at Mansfield) in Texas
121.	CHP Watercrest at Mansfield TX TRS Corp. (d/b/a Watercrest at Mansfield) in Texas
122.	CHP Wausau WI Senior Living Owner, LLC
123.	CHP Yakima WA II JV Member, LLC
124.	CHP Yakima WA II Owner, LLC
125.	CHP Yakima WA II Tenant Corp. (d/b/a Fieldstone OrchardWest) in Washington
126.	CHP Yakima WA Owner, LLC
127.	CHP Yakima WA Tenant Corp. (d/b/a Fieldstone Memory Care) in Washington
128.	CHP Yelm-Rosemont WA Owner, LLC
129.	CHP Yelm-Rosemont WA Tenant Corp. (d/b/a Prestige Senior Living Rosemont) in Washington
130.	CHT Aberdeen SD Senior Living, LLC
131.	CHT Billings MT Senior Living, LLC
132.	CHT Brookridge Heights MI Owner, LLC
133.	CHT Brookridge Heights MI Tenant Corp.
134.	CHT Casper WY Senior Living, LLC
135.	CHT Council Bluffs IA Senior Living, LLC

136.	CHT Curry House MI Owner, LLC
137.	CHT Curry House MI Tenant Corp.
138.	CHT Decatur IL Senior Living, LLC
139.	CHT GCI Partners I, LLC
140.	CHT Grand Island NE Senior Living, LLC
141.	CHT Harborchase Assisted Living Owner, LLC
142.	CHT Harborchase TRS Tenant Corp. (d/b/a Harborchase of Villages Crossing) in Florida
143.	CHT Lima OH Senior Living, LLC
144.	CHT Mansfield OH Senior Living, LLC
145.	CHT Marion OH Senior Living, LLC
146.	CHT Symphony Manor MD Owner, LLC
147.	CHT Symphony Manor MD Tenant Corp.
148.	CHT Tranquility at Fredericktowne MD Owner, LLC
149.	CHT Tranquility at Fredericktowne MD Tenant Corp.
150.	CHT Windsor Manor AL Holding, LLC
151.	CHT Windsor Manor TRS Corp.
152.	CHT Woodholme Gardens MD Owner, LLC
153.	CHT Woodholme Gardens MD Tenant Corp.
154.	CHT Zanesville OH Senior Living, LLC
155.	Grinnell IA Assisted Living Owner, LLC
156.	Grinnell IA Assisted Living Tenant, LLC
157.	Indianola IA Assisted Living Owner, LLC
158.	Indianola IA Assisted Living Tenant, LLC
159.	Nevada IA Assisted Living Owner, LLC
160.	Nevada IA Assisted Living Tenant, LLC
161.	Vinton IA Assisted Living Owner, LLC
162.	Vinton IA Assisted Living Tenant, LLC
163.	Webster City IA Assisted Living Owner, LLC
164.	Webster City IA Assisted Living Tenant, LLC